UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2011

Health Care REIT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Health Care REIT, Inc. (the “Company”) is filing this Current Report on Form 8-K for the sole purpose of filing with the Commission and thereby incorporating into certain registration statements updates to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 regarding (1) “Item 1—Business—Certain Government Regulations,” (2) “Item 1A—Risk Factors—Forward-Looking Statements and Risk Factors” and (3) the sections captioned “Health Reform Laws” and “Medicare Program Reimbursement Changes” included in “Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operation—Executive Summary.” These updates are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Updates of the following: “Item 1—Business—Certain Government Regulations,” “Item 1A—Risk Factors—Forward-Looking Statements and Risk Factors” and the sections captioned “Health Reform Laws” and “Medicare Program Reimbursement Changes” included in “Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operation—Executive Summary.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.

By:	/s/ GEORGE L. CHAPMAN
George L. Chapman
Its:	Chairman of the Board, Chief Executive
Officer and President

Dated: September 1, 2011